SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2014

Ridgefield Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-16335	84-0922701
(State or other	(Commission File No.)	(I.R.S. Employer
Jurisdiction of		Identification Number)
Incorporation)

3990-B Heritage Oak Court, Simi Valley, California 93063

(Address of Principal Executive Office) (Zip Code)

805-416-7101

(Registrant's telephone number including area code)

225 N.E. Mizner Boulevard, Suite 400 Boca Raton, Florida 33432

(Former Address of Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01 Other Events.

Effective May 1, 2014, the registrant relocated its principal offices to3990-B Heritage Oak Court, Simi Valley, California 93063. The registrant's new telephone number is (805) 416-7101. The registrant occupies a portion of the offices occupied by BKF Capital Group, Inc. on a month to month basis for a monthly fee of $100 per month paid to BKF Capital Group, Inc.

Steven N. Bronson, the registrant's Chairman, CEO and controlling shareholder, is also the Chairman, CEO and controlling shareholder of BKF Capital Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Ridgefield Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2014

Ridgefield Acquisition Corp. (Registrant)

By:	/s/ STEVEN N. BRONSON
Steven N. Bronson, CEO and President